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                                                                Exhibit 10.2



                          PLEDGE AND SECURITY AGREEMENT
                          DATED AS OF  January 24, 2002


                                      AMONG


                      WASHINGTON GROUP INTERNATIONAL, INC.
                                  AS A GRANTOR

                                       AND

                               EACH OTHER GRANTOR
                         FROM TIME TO TIME PARTY HERETO


                                       AND


                           CREDIT SUISSE FIRST BOSTON
                             AS ADMINISTRATIVE AGENT




                           WEIL, GOTSHAL & MANGES LLP
                                767 FIFTH AVENUE
                          NEW YORK, NEW YORK 10153-0119



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                                                 TABLE OF CONTENTS

                                                                                                       PAGE
ARTICLE I          DEFINED TERMS........................................................................1

         Section 1.1       Definitions..................................................................1
         Section 1.2       Certain Other Terms..........................................................5

ARTICLE II         GRANT OF A SECURITY INTEREST.........................................................6

         Section 2.1       Collateral...................................................................6
         Section 2.2       Grant of Security Interest in Collateral.....................................7
         Section 2.3       Cash Collateral Accounts.....................................................7

ARTICLE III        REPRESENTATIONS AND WARRANTIES.......................................................8

         Section 3.1       Title; No Other Liens........................................................8
         Section 3.2       Perfection and Priority......................................................8
         Section 3.3       Name; Jurisdiction of Organization; Chief Executive Office...................8
         Section 3.4       Inventory and Equipment......................................................8
         Section 3.5       Pledged Collateral...........................................................9
         Section 3.6       Accounts.....................................................................9
         Section 3.7       Intellectual Property........................................................9
         Section 3.8       Deposit Accounts; Control Accounts..........................................10
         Section 3.9       Government Contracts........................................................10

ARTICLE IV         COVENANTS...........................................................................10

         Section 4.1       Generally...................................................................10
         Section 4.2       Maintenance of Perfected Security Interest; Further Documentation...........11
         Section 4.3       Changes in Locations, Name, Etc.............................................11
         Section 4.4       Pledged Collateral..........................................................11
         Section 4.5       Control Accounts; Approved Deposit Accounts.................................13
         Section 4.6       Accounts....................................................................13
         Section 4.7       Delivery of Instruments and Chattel Paper...................................14
         Section 4.8       Intellectual Property.......................................................14
         Section 4.9       Vehicles....................................................................15
         Section 4.10      Payment of Obligations......................................................16
         Section 4.11      Assignable Government Contracts.............................................16
         Section 4.12      Representations and Warranties; Covenants...................................17

ARTICLE V          REMEDIAL PROVISIONS.................................................................17

         Section 5.1       Code and Other Remedies.....................................................17


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         Section 5.2       Accounts and Payments in Respect of General Intangibles.....................18
         Section 5.3       Pledged Collateral..........................................................19
         Section 5.4       Proceeds to be Turned Over To Administrative Agent..........................20
         Section 5.5       Registration Rights.........................................................20
         Section 5.6       Deficiency..................................................................21

ARTICLE VI         THE ADMINISTRATIVE AGENT............................................................21

         Section 6.1       Administrative Agent's Appointment as Attorney-in-Fact......................21
         Section 6.2       Duty of Administrative Agent................................................23
         Section 6.3       Execution of Financing Statements...........................................23
         Section 6.4       Authority of Administrative Agent...........................................24

ARTICLE VII        MISCELLANEOUS.......................................................................24

         Section 7.1       Amendments in Writing.......................................................24
         Section 7.2       Notices.....................................................................24
         Section 7.3       No Waiver by Course of Conduct; Cumulative Remedies.........................24
         Section 7.4       Successors and Assigns......................................................24
         Section 7.5       Counterparts................................................................25
         Section 7.6       Severability................................................................25
         Section 7.7       Section Headings............................................................25
         Section 7.8       Entire Agreement............................................................25
         Section 7.9       Governing Law...............................................................25
         Section 7.10      Additional Grantors.........................................................25
         Section 7.11      Release of Collateral.......................................................26
         Section 7.12      Reinstatement...............................................................26

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                             ANNEXES AND SCHEDULES(1)

                  Annex 1     Form of Deposit Account Control Agreement
                  Annex 2     Form of Control Account Agreement
                  Annex 3     Form of Pledge Amendment
                  Annex 4     Form of Joinder Agreement
                  Annex 5     Form of Short Form Copyright Security Agreement
                  Annex 6     Form of Short Form Patent Security Agreement
                  Annex 7     Form of Short Form Trademark Security Agreement
                  Annex 8     Form of Notice of Assignment of Government
                              Contract
                  Annex 9     Form of Assignment of Government Contract

                  Schedule 1  State of Incorporation; Principal Executive
                              Office
                  Schedule 2  Pledged Collateral
                  Schedule 3  Filings
                  Schedule 4  Location of Inventory and Equipment
                  Schedule 5  Intellectual Property
                  Schedule 6  Bank Accounts; Control Accounts
                  Schedule 7  Government Contracts

----------------------
(1) If you are using automatic cross-references, modify numbering and title of the annexes and schedules on this page only.

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            PLEDGE AND SECURITY AGREEMENT, dated as of January 24, 2002, by
WASHINGTON GROUP INTERNATIONAL, INC. (the "BORROWER") and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to SECTION 7.10 (ADDITIONAL GRANTORS) (each a "GRANTOR" and, collectively, the "GRANTORS"), in favor of Credit Suisse First Boston ("CSFB"), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the "ADMINISTRATIVE AGENT").

                             W I T N E S S E T H:

            WHEREAS, pursuant to the Credit Agreement, dated as of January 24, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lenders and Issuers party thereto and CSFB, as agent for the Lenders and Issuers, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

            WHEREAS, the Grantors other than the Borrower are party to the Guaranty pursuant to which they have guaranteed the Obligations; and

            WHEREAS, a condition precedent to the obligation of the Lenders and the Issuers to make their respective extensions of credit to the Borrower under the Credit Agreement is that the Grantors shall have executed and delivered this Agreement to the Administrative Agent;

            NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

      ARTICLE I      DEFINED TERMS

            SECTION 1.1   DEFINITIONS

            (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

            (b) Terms used herein that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

            "ACCOUNT DEBTOR"
            "ACCOUNTS"
            "CHATTEL PAPER"
            "COMMODITY ACCOUNT"
            "COMMODITY INTERMEDIARY"
            "DEPOSIT ACCOUNT"
            "DOCUMENTS"
            "ENTITLEMENT HOLDER"
            "ENTITLEMENT ORDER"
            "EQUIPMENT"
            "FINANCIAL ASSET"
            "GENERAL INTANGIBLES"
            "INSTRUMENTS"



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            "INVENTORY"
            "INVESTMENT PROPERTY"
            "LETTER OF CREDIT RIGHT"
            "PROCEEDS"
            "SECURITIES ACCOUNT"
            "SECURITIES INTERMEDIARY"
            "SECURITY"
            "SECURITY ENTITLEMENT"

            (c)   The following terms shall have the following meanings:

            "ADDITIONAL PLEDGED COLLATERAL" means all shares of, limited or general partnership interests in, and limited liability company interests in, and all securities convertible into, and warrants, options and other rights to purchase or otherwise acquire, stock of, either (i) any Person that, after the date of this Agreement, as a result of any occurrence, becomes a direct Subsidiary of any Grantor or (ii) any issuer of Pledged Stock, any Partnership or any LLC that are acquired by any Grantor after the date hereof (PROVIDED, HOWEVER, that "ADDITIONAL PLEDGED COLLATERAL" shall in no event include 65% of the outstanding Stock of any Subsidiary of a Grantor that is not a Domestic Subsidiary); all certificates or other instruments representing any of the foregoing; all Security Entitlements of any Grantor in respect of any of the foregoing; all additional indebtedness from time to time owed to any Grantor by any obligor on the Pledged Notes and the instruments evidencing such indebtedness; and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing. Additional Pledged Collateral may be General Intangibles or Investment Property.

            "AGREEMENT" means this Pledge and Security Agreement.

            "APPROVED DEPOSIT ACCOUNT" means a Deposit Account subject to an effective Deposit Account Control Agreement and maintained by any Grantor with a Deposit Account Bank. "APPROVED DEPOSIT ACCOUNT" includes all monies on deposit in such Deposit Account and all certificates and instruments, if any, representing or evidencing such Deposit Account.

            "APPROVED SECURITIES INTERMEDIARY" means a Securities Intermediary or Commodity Intermediary selected or approved by the Administrative Agent and with respect to which a Grantor has delivered to the Administrative Agent an executed Control Account Agreement.

            "ASSIGNABLE GOVERNMENT CONTRACT" means an effective Government Contract that (a) the Grantor party thereto has the present right to assign to a third party (other than a Subsidiary of the Borrower) pursuant to the terms thereof, (b) pursuant to the terms of such Government Contract, can then be reassigned by such assignee to another third party and (c) together with the assignment thereof, meets all applicable requirements for assignments under the Assignment of Claims Act.

            "ASSIGNMENT OF GOVERNMENT CONTRACT" means an assignment, substantially in the form of ANNEX 9 (FORM OF ASSIGNMENT OF GOVERNMENT CONTRACT) (with such changes as may be agreed to by the Administrative Agent) and executed by the Grantor.


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            "CASH COLLATERAL ACCOUNT" means any Deposit Account or Securities
Account established by the Administrative Agent as provided in SECTION 2.3 (CASH COLLATERAL ACCOUNTS) in which cash and Cash Equivalents may from time to time be on deposit or held therein as provided in SECTION 5.2 (ACCOUNTS AND PAYMENTS IN RESPECT OF GENERAL INTANGIBLES) or 5.4 (PROCEEDS TO BE TURNED OVER TO ADMINISTRATIVE AGENT) or the Credit Agreement.

            "COLLATERAL" has the meaning specified in SECTION 2.1 (COLLATERAL).

            "CONTROL ACCOUNT" means a Securities Account or Commodity Account subject of an effective Control Account Agreement and maintained by any Grantor with an Approved Securities Intermediary. "CONTROL ACCOUNT" includes all Financial Assets held in such Securities Account or Commodity Account and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.

            "CONTROL ACCOUNT AGREEMENT" means a letter agreement, substantially in the form of ANNEX 2 (FORM OF CONTROL ACCOUNT AGREEMENT) (with such changes as may be agreed to by the Administrative Agent), executed by the relevant Grantor, the Administrative Agent and the relevant Approved Securities Intermediary.

            "COPYRIGHT LICENSES" means any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including the grant of any right to copy, publicly perform, create derivative works, manufacture, distribute, exploit or sell materials derived from any Copyright.

            "COPYRIGHTS" means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof, and (b) the right to obtain all renewals thereof.

            "DEPOSIT ACCOUNT BANK" means a financial institution selected or approved by the Administrative Agent and with respect to which a Grantor has delivered to the Administrative Agent an executed Deposit Account Control Agreement.

            "DEPOSIT ACCOUNT CONTROL AGREEMENT" means a letter agreement, substantially in the form of ANNEX 1 (FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT) (with such changes as may be agreed to by the Administrative Agent) and executed by the Grantor, the Administrative Agent and the relevant Deposit Account Bank.

            "FOREIGN INVENTORY AND EQUIPMENT" means Inventory and Equipment located outside of the fifty states of the United States of America, other than Inventory and Equipment in transit and other than mobile goods.

            "GOVERNMENT CONTRACT" means all written Contractual Obligations between any Loan Party and any federal Governmental Authority of the United States of America.

            "INTELLECTUAL PROPERTY" means, collectively, all rights, priorities and privileges of any Grantor relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses,


                                       6
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Trademarks, Trademark Licenses and trade secrets, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

            "INTERCOMPANY NOTE" means any promissory note evidencing loans made by any Grantor to any of its Subsidiaries or another Grantor.

            "LLC" means each limited liability company in which a Grantor has an interest, including those set forth on SCHEDULE 2 (PLEDGED COLLATERAL).

            "LLC AGREEMENT" means each operating agreement with respect to an LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

            "MATERIAL INTELLECTUAL PROPERTY" means Intellectual Property owned by or licensed to a Grantor and material to such Grantor's business.

            "NOTICE OF ASSIGNMENT OF GOVERNMENT CONTRACT" means a notice of assignment, substantially in the form of ANNEX 8 (FORM OF NOTICE OF ASSIGNMENT OF GOVERNMENT CONTRACT) (with such changes as may be agreed to by the Administrative Agent) prepared by the Grantor and executed by the Administrative Agent.

            "PARTNERSHIP" means each partnership in which a Grantor has an interest, including those set forth on SCHEDULE 2 (PLEDGED COLLATERAL).

            "PARTNERSHIP AGREEMENT" means each partnership agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.

            "PATENTS" means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof and (c) all rights to obtain any reissues or extensions of the foregoing.

            "PATENT LICENSE" means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

            "PLEDGED COLLATERAL" means, collectively, the Pledged Notes, the Pledged Stock, the Pledged Partnership Interests, the Pledged LLC Interests, any other Investment Property of any Grantor in excess of $1,000,000, all certificates or other instruments representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing. Pledged Collateral may be General Intangibles or Investment Property.

            "PLEDGED LLC INTERESTS" means all right, title and interest of any Grantor as a member of any LLC and all right, title and interest of any Grantor in, to and under any LLC Agreement to which it is a party; PROVIDED, HOWEVER, that in no event shall "PLEDGED LLC INTEREST" include more than 65% of the outstanding Stock of any Subsidiary of any Grantor that is not a Domestic Subsidiary.


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            "PLEDGED NOTES" means all right, title and interest of any Grantor in the Instruments evidencing all Indebtedness owed to such Grantor, issued by the obligors named therein.

            "PLEDGED PARTNERSHIP INTERESTS" means all right, title and interest of any Grantor as a limited or general partner in all Partnerships and all right, title and interest of any Grantor in, to and under any Partnership Agreements to which it is a party; PROVIDED, HOWEVER, that in no event shall "PLEDGED PARTNERSHIP INTERESTS" included more than 65% of the outstanding Stock of any Subsidiary of any Grantor that is not a Domestic Subsidiary.

            "PLEDGED STOCK" means the shares of capital stock owned by each Grantor, including all shares of capital stock listed on SCHEDULE 2 (PLEDGED COLLATERAL); PROVIDED, HOWEVER, that in no event shall the Borrower or any Grantor be required to pledge in excess of 65% of the outstanding Stock of any Subsidiary that is not a Domestic Subsidiary or any of the stock of any Subsidiary of such Subsidiary.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SURETY COLLATERAL" means Collateral in which the Surety has been granted a valid, first priority security interest in accordance with the Surety Facility.

            "TRADEMARK LICENSE" means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

            "TRADEMARKS" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and, in each case, all goodwill associated therewith, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof and all applications in connection therewith, in each case whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

            "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York; PROVIDED, HOWEVER, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Administrative Agent's and the Secured Parties' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

            "VEHICLES" means all vehicles covered by a certificate of title law of any state.

            SECTION 1.2   CERTAIN OTHER TERMS

            (a) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "FROM" means "from and including" and the words "TO" and "UNTIL" each mean "to but excluding" and the word "THROUGH" means "to and including."


                                       8
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            (b) The terms "HEREIN," "HEREOF," "HERETO" and "HEREUNDER" and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

            (c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

            (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

            (e) Where the context requires, provisions relating to any Collateral, when used in relation to a Grantor, shall refer to such Grantor's Collateral or any relevant part thereof.

            (f) Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

            (g) The term "INCLUDING" means "INCLUDING WITHOUT LIMITATION" except when used in the computation of time periods.

            (h) The terms "LENDER," "ISSUER," "ADMINISTRATIVE AGENT" and "SECURED PARTY" include their respective successors.

            (i) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

      ARTICLE II     GRANT OF A SECURITY INTEREST

            SECTION 2.1   COLLATERAL

            For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "COLLATERAL":

            (a)   all Accounts;

            (b)   all Chattel Paper;

            (c)   all Deposit Accounts;

            (d)   all Documents;

            (e)   all Equipment;

            (f)   all General Intangibles;

            (g)   all Instruments;

            (h)   all Inventory;

            (i)   all Investment Property;

            (j)   all Letter of Credit Rights;


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            (k)   all Vehicles;

            (l) all books and records pertaining to the other property described in this SECTION 2.1;

            (m) all other goods and personal property of such Grantor, whether tangible or intangible and wherever located;

            (n) all property of any Grantor held by the Administrative Agent or any other Secured Party, including all property of every description, in the possession or custody of or in transit to the Administrative Agent or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power; and

            (o)   to the extent not otherwise included, all Proceeds.

            SECTION 2.2   GRANT OF SECURITY INTEREST IN COLLATERAL

            Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor.

            SECTION 2.3   CASH COLLATERAL ACCOUNTS

            The Administrative Agent has established a Deposit Account at Bank of New York, designated as "CSFB/Washington Group Loan Account". The Administrative Agent may establish one or more other Deposit Accounts and one or more Securities Accounts with such depositaries and Securities Intermediaries as it in its sole discretion shall determine. Each such account shall be for the benefit of the Administrative Agent (but may also have words referring to the Borrower and the account's purpose). The Borrower agrees that each such account shall be under the sole dominion and control of the Administrative Agent. The Administrative Agent shall be the Entitlement Holder with respect to each such Securities Account and the only Person authorized to give Entitlement Orders with respect thereto. Without limiting the foregoing, funds on deposit in any Cash Collateral Account may be invested in Cash Equivalents at the direction of the Administrative Agent and, except during the continuance of an Event of Default, the Administrative Agent agrees with the Borrower to issue Entitlement Orders for such investments in Cash Equivalents as requested by the Borrower; PROVIDED, HOWEVER, that the Administrative Agent shall not have any responsibility for, or bear any risk of loss of, any such investment or income thereon. Neither the Borrower nor any other Loan Party or Person claiming on behalf of or through the Borrower or any other Loan Party shall have any right to demand payment of any funds held in any Cash Collateral Account at any time prior to the termination of all outstanding Letters of Credit and the payment in full of all then outstanding and payable monetary Obligations. The Administrative Agent shall apply all funds on deposit in a Cash Collateral Account as provided in the Credit Agreement and except during the continuance of an Event of Default agrees to cause any funds remaining on deposit therein after all Obligations then due and payable have been satisfied and all Letter of Credit Obligations have been cash collateralized at 105% to be paid at the written direction of the Borrower.


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      ARTICLE III    REPRESENTATIONS AND WARRANTIES

            To induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement, each Grantor hereby represents and warrants each of the following to the Administrative Agent, the Lenders, the Issuers and the other Secured Parties:

            SECTION 3.1   TITLE; NO OTHER LIENS

            Except for the Lien granted to the Administrative Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral under the Credit Agreement, such Grantor is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or certificated securities, is the Entitlement Holder of all such Pledged Collateral constituting Investment Property held in a Securities Account and has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any Lien.

            SECTION 3.2   PERFECTION AND PRIORITY

            The security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected security interest in favor of the Administrative Agent in the Collateral for which perfection is governed by the UCC or filing with the United States Copyright Office upon (i) the completion of the filings and other actions specified on SCHEDULE 3 (FILINGS) (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Administrative Agent in completed and duly executed form), (ii) the delivery to the Administrative Agent of all Collateral consisting of Instruments and certificated securities, in each case properly endorsed for transfer to the Administrative Agent or in blank, (iii) the execution of Control Account Agreements with respect to Investment Property not in certificated form and (iv) the execution of Deposit Account Control Agreements with respect to all Deposit Accounts (other than the Cash Collateral Account). Such security interest shall be prior to all other Liens on the Collateral except for Customary Permitted Liens having priority over the Administrative Agent's Lien by operation of law or otherwise as permitted under the Credit Agreement.

            SECTION 3.3   NAME; JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE
                          OFFICE

            (a) Except as set forth on SCHEDULE 1 (STATE OF INCORPORATION; PRINCIPAL EXECUTIVE OFFICE), within the five-year period preceding the date hereof such Grantor has not had, or operated in any jurisdiction, under any trade name, fictitious name or other name other than its legal name.

            (b) On the date hereof such Grantor's jurisdiction of organization, organizational identification number, if any, and the location of such Grantor's chief executive office or sole place of business is specified on SCHEDULE 1 (STATE OF INCORPORATION; PRINCIPAL EXECUTIVE OFFICE).

            SECTION 3.4   INVENTORY AND EQUIPMENT

            SCHEDULE 4 (LOCATION OF INVENTORY AND EQUIPMENT) sets forth separately the aggregate net book value of (i) all Foreign Inventory and Equipment of each Grantor and (ii) all Inventory and Equipment of a Grantor that, on the Closing Date, is not in the possession of any Grantor, including Inventory or Equipment in the possession of a bailee or consignee.

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            SECTION 3.5   PLEDGED COLLATERAL

            (a) The Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests pledged hereunder by such Grantor are listed on SCHEDULE 2 (PLEDGED COLLATERAL) and constitute that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on SCHEDULE 2 (PLEDGED COLLATERAL).

            (b) All of the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests have been duly and validly issued and are fully paid and nonassessable.

            (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

            (d) All Pledged Collateral and, if applicable, any Additional Pledged Collateral, consisting of certificated securities or Instruments has been delivered to the Administrative Agent in accordance with SECTION 4.4(a) (PLEDGED COLLATERAL).

            (e) All Pledged Collateral held by a Securities Intermediary in a Securities Account is in a Control Account.

            (f) Other than the Pledged Partnership Interests and the Pledged LLC Interests that constitute General Intangibles, there is no Pledged Collateral other than that represented by certificated securities or Instruments in the possession of the Administrative Agent or that consisting of Financial Assets held in a Control Account.

            SECTION 3.6   ACCOUNTS

            No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to the Administrative Agent, properly endorsed for transfer, to the extent delivery is required by SECTION 4.4 (PLEDGED COLLATERAL).

            SECTION 3.7   INTELLECTUAL PROPERTY

            (a) SCHEDULE 5 (INTELLECTUAL PROPERTY) lists all Material Intellectual Property of such Grantor on the date hereof, separately identifying that owned by such Grantor and that licensed to such Grantor. The Material Intellectual Property set forth on SCHEDULE 5 (INTELLECTUAL PROPERTY) for such Grantor constitutes all of the intellectual property rights necessary to conduct its business.

            (b) On the date hereof, all Material Intellectual Property owned by such Grantor is valid, subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned and the use thereof in the business of such Grantor does not infringe the intellectual property rights of any other Person.

            (c) Except as set forth in SCHEDULE 5 (INTELLECTUAL PROPERTY), on the date hereof, none of the Material Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

            (d) No holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of, or such Grantor's rights in, any Material Intellectual Property.

            (e) No action or proceeding seeking to limit, cancel or question the validity of any Material Intellectual Property owned by such Grantor or such Grantor's ownership interest therein is on the date hereof pending or, to the knowledge of such Grantor, threatened. There are no claims, judgments or settlements to be paid by such Grantor relating to the Material Intellectual Property.

            SECTION 3.8   DEPOSIT ACCOUNTS; CONTROL ACCOUNTS

            The only Deposit Accounts or Securities Accounts maintained by any Grantor on the date hereof are those listed on SCHEDULE 6 (BANK ACCOUNTS; CONTROL ACCOUNTS), which sets forth such information separately for each Grantor.

            SECTION 3.9   GOVERNMENT CONTRACTS

            The only Government Contracts to which the Borrower or any Subsidiary is party that as of the date hereof have a value in excess of $5,000,000 are listed on SCHEDULE 7 (GOVERNMENT CONTRACTS), and all documentation necessary for compliance with the Assignment of Claims Act has been executed and delivered by the Borrower and each Subsidiary, as applicable, to the Administrative Agent with respect to each Government Contract.

      ARTICLE IV     COVENANTS

            Each Grantor agrees with the Administrative Agent to the following, as long as any Obligation or Commitment remains outstanding and unless the Requisite Lenders otherwise consent in writing:

            SECTION 4.1   GENERALLY

            Such Grantor shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any Collateral, except Liens permitted under SECTION 8.2 (LIENS, ETC.) of the Credit Agreement, (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Loan Document, any Requirement of Law or any policy of insurance covering the Collateral, (c) not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under the Credit Agreement, (d) not enter into any agreement or undertaking that lawfully restricts the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any Collateral if such restriction would have a Material Adverse Effect and (e) promptly notify the Administrative Agent of its entry into any agreement or assumption of undertaking that lawfully restricts the ability to sell, assign or transfer any Collateral regardless of whether or not it has a Material Adverse Effect.

            SECTION 4.2 MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER
                        DOCUMENTATION

            Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in SECTION 3.2 (PERFECTION AND PRIORITY) and shall defend such security interest against the claims and demands of all Persons.

            SECTION 4.3 CHANGES IN LOCATIONS, NAME, ETC.

            (a) Except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein, such Grantor shall not do any of the following:

            (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in
      SECTION 3.3 (NAME; JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE);
      or

            (ii) change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

            (b) Promptly after request by the Administrative Agent (and in no event later than 15 Business Days after receipt thereof), each Grantor shall provide to the Administrative Agent a list, in form and substance reasonably satisfactory to the Administrative Agent and certified by a Responsible Officer of such Grantor as true, correct and complete, of all locations of Inventory and Equipment, other than Inventory and Equipment in transit and other than mobile goods.

            (c) Such Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. If requested by the Administrative Agent, the security interest of the Administrative Agent shall be noted on the certificate of title of each Vehicle.

            SECTION 4.4 PLEDGED COLLATERAL

            (a) Subject to SECTION 4.4(d), such Grantor shall (i) deliver to the Administrative Agent, all certificates and Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), and, at the Collateral Agent's reasonable request, all Instruments, whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of ANNEX 3 (FORM OF PLEDGE AMENDMENT) or such other documentation acceptable to the Administrative Agent and (ii) maintain all other Pledged Collateral constituting Investment Property in a Control Account. Such Grantor authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement. The Administrative Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any Pledged Collateral. The Administrative Agent shall have the right at any time to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

            (b) Except as provided in ARTICLE V (REMEDIAL PROVISIONS), such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or distributing dividends) with respect to the Pledged Collateral. Any sums paid upon or in respect of any Pledged Collateral upon the liquidation or dissolution of any issuer of any Pledged Collateral, any distribution of capital made on or in respect of any Pledged Collateral or any property distributed upon or with respect to any Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sum of money or property so paid or distributed in respect of any Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

            (c) Except as provided in ARTICLE V (REMEDIAL PROVISIONS), such Grantor shall be entitled to exercise all voting, consent and corporate rights with respect to the Pledged Collateral; PROVIDED, HOWEVER, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the Collateral, be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document or, without prior notice to the Administrative Agent, enable or permit any issuer of Pledged Collateral to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer of Pledged Collateral.

            (d) Such Grantor shall not grant control over any Investment Property to any Person other than the Administrative Agent, other than, as long as the Surety shall have a first-priority security interest therein in accordance with the Surety Facility and the Surety Intercreditor Agreement, the Surety Collateral.

            (e) In the case of each Grantor that is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and shall comply with such terms insofar as such terms are applicable to it. In the case of each Grantor that is a partner in a Partnership, such Grantor hereby consents to the extent required by the applicable Partnership Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Partnership Interests in such Partnership and to the transfer of such Pledged Partnership Interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted partner in such Partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be. In the case of each Grantor member of an LLC, such Grantor hereby consents to the extent required by the applicable LLC Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged LLC Interests in such LLC and to the transfer of such Pledged LLC Interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted member of the LLC with all the rights, powers and duties of a member of the LLC in question.

            (f) Such Grantor shall not agree to any amendment of an LLC Agreement or Partnership Agreement that in any way adversely affects the perfection of the security interest of the Administrative Agent in the Pledged Partnership Interests or Pledged LLC Interests pledged by such Grantor hereunder, including any amendment electing to treat the membership interest or partnership interest of such Grantor as a security under Section 8-103 of the UCC.

            SECTION 4.5 CONTROL ACCOUNTS; APPROVED DEPOSIT ACCOUNTS

            (a) Such Grantor shall (i) transfer every Business Day to an Approved Deposit Account all cash received by such Grantor (except, as long as the Surety shall have a first-priority security interest therein under the Surety Facility and the Surety Intercreditor Agreement, the Surety Collateral),
(ii) not establish or maintain any Securities Account that is not a Control Account (except, so long as such Securities Account shall be permitted under the Surety Facility, in connection with the Surety Facility and in accordance with the Surety Intercreditor Agreement) and (iii) not establish or maintain any Deposit Account other than Approved Deposit Accounts and those of a Lender or an Affiliate and Deposit Accounts whose entire balances are transferred daily to an Approved Deposit Account in accordance with CLAUSE (i) above; PROVIDED, HOWEVER, that any Grantor may maintain (x) payroll, withholding tax and other fiduciary accounts and (y) other accounts so long as the aggregate balance in all such accounts does not exceed $30,000,000.

            (b) In the event (i) such Grantor or any Approved Securities Intermediary or Deposit Account Bank shall, after the date hereof, terminate an agreement with respect to the maintenance of a Control Account or Approved Deposit Account for any reason or (ii) the Administrative Agent shall demand such termination as a result of the failure of an Approved Securities Intermediary or Deposit Account Bank to comply with the terms of the applicable Control Account Agreement or Deposit Account Control Agreement, such Grantor agrees to notify all of its obligors that were making payments to such terminated Control Account or Approved Deposit Account, as the case may be, to make all future payments to another Control Account or Approved Deposit Account, as the case may be.

            SECTION 4.6 ACCOUNTS

            (a) Such Grantor shall not, other than in the ordinary course of business consistent with its past practice, (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount on any Account or (v) amend, supplement or modify any Account in any manner that could materially adversely affect the value thereof.

            (b) The Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and such Grantor shall furnish all such reasonable assistance and information as the Administrative Agent may reasonably require in connection therewith. At any time and from time to time, upon the Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts; PROVIDED, HOWEVER, that unless a Default or Event of Default shall be continuing, the Administrative Agent shall request no more than four such reports during any calendar year.

            SECTION 4.7 DELIVERY OF INSTRUMENTS AND CHATTEL PAPER

            If any amount in excess of $1,000,000 payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper, such Grantor shall immediately deliver such Instrument or Chattel Paper to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, or, if consented to by the Administrative Agent, shall mark all such Instruments and Chattel Paper with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Credit Suisse First Boston, as Administrative Agent".

            SECTION 4.8 INTELLECTUAL PROPERTY

            (a) Such Grantor (either itself or through licensees) shall, subject to past practices in the Grantor's sound business judgment, (i) continue to use each Trademark that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent shall obtain a perfected security interest in such mark pursuant to this Agreement and
(v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

            (b) Subject to past practices in the Grantor's sound business judgment, such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any Patent that is Material Intellectual Property may become forfeited, abandoned or dedicated to the public.

            (c) Subject to past practices in the Grantor's sound business judgment, such Grantor (either itself or through licensees) (i) shall not (and shall not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights that is Material Intellectual Property may become invalidated or otherwise impaired and (ii) shall not (either itself or through licensees) do any act whereby any portion of the Copyrights that is Material Intellectual Property may fall into the public domain.

            (d) Subject to past practices in the Grantor's sound business judgment, such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any trade secret that is Material Intellectual Property may become publicly available or otherwise unprotectable.

            (e) Subject to past practices in the Grantor's sound business judgment, such Grantor (either itself or through licensees) shall not do any act that knowingly uses any Material Intellectual Property to infringe the intellectual property rights of any other Person.

            (f) Such Grantor shall notify the Administrative Agent within 10 Business Days if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, right to use, interest in, or the validity of, any Material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

            (g) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Material Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's security interest in any Material Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

            (h) Subject to past practices in the Grantor's sound business judgment, such Grantor shall take all reasonable actions necessary or requested by the Administrative Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark or Patent that is Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

            (i) In the event that any Material Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Grantor shall notify the Administrative Agent promptly after such Grantor learns thereof. Subject to past practices in the Grantor's sound business judgment, such Grantor shall take appropriate action in response to such infringement, misappropriation of dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover any damage for such infringement, misappropriation of dilution, and shall take such other actions may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

            (j) Unless otherwise agreed to by the Administrative Agent, such Grantor shall execute and deliver to the Administrative Agent for filing in
(i) the United States Copyright Office a short-form copyright security agreement in the form attached hereto as ANNEX 5 (FORM OF SHORT FORM COPYRIGHT SECURITY AGREEMENT), (ii) in the United States Patent and Trademark Office a short-form patent security agreement in the form attached hereto as ANNEX 6 (FORM OF SHORT FORM PATENT SECURITY AGREEMENT) and (iii) the United States Patent and Trademark Office a short-form trademark security agreement in form attached hereto as ANNEX 7 (FORM OF SHORT FORM TRADEMARK SECURITY AGREEMENT).

            SECTION 4.9 VEHICLES

            Upon the request of the Administrative Agent, within 15 days after the date of such request and, with respect to any Vehicle acquired by such Grantor subsequent to the date of any such request, within 15 days after the date of acquisition thereof, such Grantor shall file all applications for certificates of title or ownership indicating the Administrative Agent's first priority security interest in the Vehicle covered by such certificate and any other necessary documentation, in each office in each jurisdiction that the Administrative Agent shall deem advisable to perfect its security interests in the Vehicles.

            SECTION 4.10      PAYMENT OF OBLIGATIONS

            Such Grantor shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

            SECTION 4.11      ASSIGNABLE GOVERNMENT CONTRACTS

            (a) On or before the Closing Date, each Grantor shall have executed and delivered to the Administrative Agent Notices of Assignment of Government Contracts and three (3) original Assignments of Government Contracts substantially in the form of ANNEX 8 (FORM OF NOTICE OF ASSIGNMENT OF GOVERNMENT CONTRACT) and ANNEX 9 (FORM OF ASSIGNMENT OF GOVERNMENT CONTRACT) for each Assignable Government Contract in effect on the Closing Date and having an initial stated contract value to such Grantor in excess of $1,000,000. Upon the filing by the Administrative Agent with (i) the proper contracting officer or the proper agency head, as applicable, (ii) the proper disbursing officer designated in the applicable Assignable Government Contract and (iii) where applicable, the proper surety on any bond applicable to the Assignable Government Contract (in each case, as specified by the Grantor with respect to each Assignable Government Contract in accordance with this SECTION 4.11 (ASSIGNABLE GOVERNMENT CONTRACTS)), of one original and three copies of a notice of assignment substantially in the form of ANNEX 8 (FORM OF ASSIGNMENT OF GOVERNMENT CONTRACT) and one true copy of the instrument of assignment substantially in the form of ANNEX 9 (FORM OF ASSIGNMENT OF GOVERNMENT CONTRACT) with respect to each Assignable Government Contract, this Agreement shall constitute a valid assignment of such Assignable Government Contract to the extent that such validity and assignment are governed by the Assignment of Claims Act.

            (b) Within 90 days after any Government Contract becomes an Assignable Government Contract having an initial stated contract value to any Grantor in excess of $1,000,000, such Grantor shall execute and deliver to the Administrative Agent (i) a notice of assignment substantially in the form of ANNEX 8 (FORM OF ASSIGNMENT OF GOVERNMENT CONTRACT) and (ii) instrument of assignment substantially in the form of ANNEX 9 (FORM OF ASSIGNMENT OF GOVERNMENT CONTRACT) with respect to such Assignable Government Contract. The notices of assignment required by this CLAUSE (b) shall include with respect to each Assignable Government Contract a notice of assignment addressed to (i) the proper disbursing officer or the proper agency head, as applicable, (ii) the proper disbursing officer designated in the applicable Assignable Government Contract and (iii) where applicable, the proper surety on any bond applicable to the Assignable Government Contract.

            (c) If an Event of Default shall have occurred and be continuing (or, if the Obligations or the maturity thereof shall have been accelerated pursuant to this agreement) then, the Administrative Agent may and, at the request of the Requisite Lenders, shall, at the Grantors' expense, file, deliver and record with the applicable Government Authority, in accordance with the Assignment of Claims Act, any statement, notice, assignment, agreement or other document executed or delivered pursuant to this SECTION 4.11 (ASSIGNABLE GOVERNMENT CONTRACTS) with respect to Assignable Government Contracts.

            (d) Consistent with the foregoing, each Grantor agrees to execute such other documents and agreements and to take such other action as may be reasonably necessary or appropriate to implement this CLAUSE (a) and the consummation of the transactions contemplated hereby, including the assignment of the Assignable Government Contracts and the assignment of any other Contractual Obligation with any Governmental Authority.

            SECTION 4.12      REPRESENTATIONS AND WARRANTIES; COVENANTS

            Each Grantor hereby (a) represents and warrants, on each date as required by SECTION 3.2(b)(i) (CONDITIONS PRECEDENT TO EACH LOAN AND LETTER OF CREDIT) of the Credit Agreement, that the representations and warranties as to it or Collateral held by it made in ARTICLE IV (REPRESENTATIONS AND WARRANTIES) of the Credit Agreement are true and correct as of such date, (b) agrees to take, or refrain from taking, as the case may be, each action necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the Grantor's failure to take such action or to refrain from taking such action and (c) agrees to be bound by all of the provisions of the Credit Agreement applying to Loan Parties or to Collateral held by it.

      ARTICLE V      REMEDIAL PROVISIONS

            SECTION 5.1       CODE AND OTHER REMEDIES

            During the continuance of an Event of Default, the Administrative Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places that the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this SECTION 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and any other Secured Party hereunder, including reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Credit Agreement shall prescribe, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, need the Administrative
Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 15 days before such sale or other disposition.

            SECTION 5.2       ACCOUNTS AND PAYMENTS IN RESPECT OF GENERAL
                              INTANGIBLES

            (a) If required by the Administrative Agent at any time during the continuance of an Event of Default, any payment of Accounts (except for those Accounts that are part of the Surety Collateral, as long as the Surety shall have a first-priority security interest therein under the Surety Facility and the Surety Intercreditor Agreement) or payment in respect of General Intangibles (except for General Intangibles that are part of the Surety Collateral, as long as the Surety shall have a first-priority security interest therein under the Surety Facility and the Surety Intercreditor Agreement), when collected by any Grantor, shall be forthwith (and, in any event, within five Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Cash Collateral Account, subject to withdrawal by the Administrative Agent as provided in SECTION 5.4 (PROCEEDS TO BE TURNED OVER TO ADMINISTRATIVE AGENT). Until so turned over, such payment shall be held by such Grantor in trust for the Administrative Agent, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts and payments in respect of General Intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

            (b) At the Administrative Agent's request, during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts.

            (c) The Administrative Agent may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts (except for those Accounts that are part of the Surety Collateral, as long as the Surety shall have a first-priority security interest therein under the Surety Facility and the Surety Intercreditor Agreement) or amounts due under General Intangibles (except for General Intangibles that are part of the Surety Collateral, as long as the Surety shall have a first-priority security interest therein under the Surety Facility and the Surety Intercreditor Agreement) or any thereof.

            (d) The Administrative Agent in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Account or amounts due under any General Intangible, other than Accounts or General Intangibles in which the Surety has been granted a security interest under the Surety Facility and the Surety Intercreditor Agreement.

            (e) Upon the request of the Administrative Agent at any time during the continuance of an Event of Default, each Grantor shall notify Account Debtors that the Accounts (other than Accounts in which the Surety has been granted a security interest under the Surety Facility and the Surety Intercreditor Agreement) or General Intangibles (other than General Intangibles in which the Surety has been granted a security interest under the Surety Facility and the Surety Intercreditor Agreement) have been collaterally assigned to the Administrative Agent and that payments in respect thereof shall be made directly to the Administrative Agent. In addition, the Administrative Agent may at any time during the continuance of an Event of Default enforce such Grantor's rights against such Account Debtors and obligors of General Intangibles.

            (f) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by the Administrative Agent nor any other Secured Party of any payment relating thereto, nor shall the Administrative Agent nor any other Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

            SECTION 5.3       PLEDGED COLLATERAL

            (a) During the continuance of an Event of Default, upon notice by the Administrative Agent to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any Proceeds of the Pledged Collateral and make application thereof to the Obligations in the order set forth in the Credit Agreement and (ii) the Administrative Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Securities, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it; PROVIDED, HOWEVER, that the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

            (b) In order to permit the Administrative Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of CLAUSE (i) above, such Grantor hereby grants to the Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured
Obligations.

            (c) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Collateral directly to the Administrative Agent

            SECTION 5.4       PROCEEDS TO BE TURNED OVER TO ADMINISTRATIVE AGENT

            All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Cash Collateral Account. All Proceeds while held by the Administrative Agent in a Cash Collateral Account (or by such Grantor in trust for the Administrative Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement.

            SECTION 5.5       REGISTRATION RIGHTS

            (a) If the Administrative Agent shall determine to exercise its right to sell any the Pledged Collateral pursuant to SECTION 5.1 (CODE AND OTHER REMEDIES), and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Collateral, or any portion thereof to be registered under the provisions of the Securities Act, the relevant Grantor shall cause the issuer thereof to (i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral, or that portion thereof to be sold and (iii) make all amendments thereto or to the related prospectus that, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such issuer to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction that the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act.

            (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

            (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this SECTION 5.5 valid and binding and in compliance with all other applicable Requirements of Law. Each Grantor further agrees that a breach of any covenant contained in this SECTION
5.5 will cause irreparable injury to the Administrative Agent and other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this SECTION 5.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

            SECTION 5.6       DEFICIENCY

            Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Administrative Agent or any other Secured Party to collect such deficiency.

      ARTICLE VI     THE ADMINISTRATIVE AGENT

            SECTION 6.1       ADMINISTRATIVE AGENT'S APPOINTMENT AS
                              ATTORNEY-IN-FACT

            (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document and instrument that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following:

            (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any such moneys due under any Account or General
      Intangible or with respect to any other Collateral whenever payable;

            (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any agreement, instrument, document and paper as the Administrative Agent may request to evidence the Administrative Agent's security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

            (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repair or pay or discharge any insurance called for by the terms of this Agreement (including all or any part of the premiums therefor and the costs thereof);

            (i) execute, in connection with any sale provided for in SECTION 5.1 (CODE AND OTHER REMEDIES) or 5.5 (REGISTRATION RIGHTS), any endorsement, assignment or other instrument of conveyance or transfer with respect to the Collateral; or

            (ii) (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct, (B) ask or demand for, collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral, (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate, (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains) throughout the world for such term or terms, on such conditions, and in such manner as the Administrative Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the other Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this CLAUSE (a) to the contrary notwithstanding, the Administrative Agent may not exercise any right under the power of attorney provided for in this CLAUSE (a) unless an Event of Default shall be continuing.

            (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

            (c) The reasonable expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this SECTION 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

            (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

            SECTION 6.2       DUTY OF ADMINISTRATIVE AGENT

            The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent's interest in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

            SECTION 6.3       EXECUTION OF FINANCING STATEMENTS

            Each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

            SECTION 6.4       AUTHORITY OF ADMINISTRATIVE AGENT

            Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Administrative Agent and the other Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

      ARTICLE VII    MISCELLANEOUS

            SECTION 7.1       AMENDMENTS IN WRITING

            None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with SECTION
11.1 (AMENDMENTS, WAIVERS, ETC.) of the Credit Agreement.

            SECTION 7.2       NOTICES

            All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in
SECTION 11.8 (NOTICES, ETC.) of the Credit Agreement; PROVIDED, HOWEVER, that any such notice, request or demand to or upon any Grantor shall be addressed in case of the Borrower at the Borrower's notice address set forth in such SECTION 11.8.

            SECTION 7.3       NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE
                              REMEDIES

            Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to SECTION 7.1 (AMENDMENTS IN WRITING)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

            SECTION 7.4       SUCCESSORS AND ASSIGNS

            This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and each other Secured Party and their successors and assigns; PROVIDED, HOWEVER, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

            SECTION 7.5       COUNTERPARTS

            This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

            SECTION 7.6       SEVERABILITY

            Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION 7.7       SECTION HEADINGS

            The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

            SECTION 7.8       ENTIRE AGREEMENT

            This Agreement together with the other Loan Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

            SECTION 7.9       GOVERNING LAW

            This agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

            SECTION 7.10      ADDITIONAL GRANTORS

            If, pursuant to SECTION 7.11 (ADDITIONAL COLLATERAL AND GUARANTIES) of the Credit Agreement, the Borrower shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Joinder Agreement in the form of ANNEX 4 (FORM OF JOINDER AGREEMENT) and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.

            SECTION 7.11      RELEASE OF COLLATERAL

            (a) At the time provided in SECTION 10.8(b)(i) (CONCERNING THE COLLATERAL AND THE COLLATERAL DOCUMENTS) of the Credit Agreement, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors.
At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral of such Grantor held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

            (b) If any Collateral shall be sold or disposed of by any Grantor in a transaction permitted by the Credit Agreement, the Collateral so sold or disposed of shall be released from the Lien created hereby to the extent provided in SECTION 10.8(b)(ii) or (iii) (CONCERNING THE COLLATERAL AND THE COLLATERAL DOCUMENTS) of the Credit Agreement and, in connection therewith, the Administrative Agent, at the request and sole expense of the Borrower, shall execute and deliver to the Borrower all releases or other documents reasonably necessary or desirable for the release of the Lien created hereby on such Collateral. At the request and sole expense of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the capital stock of such Grantor shall be so sold or disposed; PROVIDED, HOWEVER, that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release or earlier if agreed by the Administrative Agent in its sole discretion, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

            SECTION 7.12      REINSTATEMENT

            Each Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

                                    WASHINGTON GROUP INTERNATIONAL, INC.,
                                    AS GRANTOR


                                        /s/ Terry K. Eller
                                    By: _____________________________________
                                        Name:  Terry K. Eller
                                        Title:  Authorized Officer


                                    EACH OF THE GRANTORS LISTED ON EXHIBIT A,
                                    AS GRANTOR


                                        /s/ Terry K. Eller
                                    By: _____________________________________
                                        Name:  Terry K. Eller
                                        Title:  Authorized Officer





ACCEPTED AND AGREED
as of the date first above written:

CREDIT SUISSE FIRST BOSTON,
AS ADMINISTRATIVE AGENT


   /s/ Robert Hetu
By:_____________________________
   Name:  Robert Hetu
   Title:

   /s/ John D. Lewis
By:_____________________________
   Name:  John D. Lewis
   Title:  Associate





    [SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT FOR WASHINGTON GROUP
                   INTERNATIONAL, INC.'S CREDIT AGREEMENT]

                                    Exhibit A



-------------------------------------------------------------------------------------------------------------------
                       Company Name                                              Jurisdiction
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Asia Badger, Inc.                                           Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Badger America, Inc.                                        Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Badger Energy, Inc.                                         Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Badger Middle East Inc.                                     Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Catalytic Industrial Maintenance Co., Inc.                  Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CF Environmental Corporation                                Massachusetts
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Cia. Internacional de Ingenieria, S.A.                      Nevada
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Ebasco International Corporation                            Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Emkay Capital Investments, Inc.                             Nevada
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Energy Overseas International, Inc.                         Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Gulf Design Corporation Inc.                                Florida
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Harbert-Yeargin Inc.                                        Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
HCC Holding, Inc.                                           California
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Industrial Constructors Corp.                               Montana
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
McBride Ratcliff & Associates Inc.                          Texas
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Middle East Holdings Limited (f/k/a Raytheon Engineers &    Colorado
Constructors Middle East Limited)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
MK Aviation Services, Inc.                                  Nevada
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
MK Capital Company                                          Nevada
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
MK Construction, Inc.                                       Nevada
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
MK Nevada LLC                                               Nevada
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
MK Train Control, Inc.                                      Nevada
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
MK-Ferguson Engineering Company                             Michigan
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
MK-Ferguson of Idaho Company                                Idaho
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
MK-Ferguson of Oak Ridge Company                            Tennessee
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Morrison Knudsen Corporation of Viet Nam                    Nevada
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Morrison Knudsen Leasing Corporation                        Nevada
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Morrison-Knudsen Company, Inc.                              Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Morrison-Knudsen Engineers, Inc.                            Nevada
-------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
Morrison-Knudsen Services, Inc.                             Nevada
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
National Projects Southwest, Inc.                           Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
National Projects, Inc.                                     Nevada
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Pomeroy Corporation                                         California
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Raytheon Architects, Ltd.                                   Colorado
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Raytheon Engineers & Constructors (Aruba) Ltd.              Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Raytheon Engineers & Constructors (Ireland) Ltd.            Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Raytheon Engineers & Constructors (Russia) Ltd.             Massachusetts
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Raytheon Engineers & Constructors Midwest LLC               Ohio
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Raytheon Engineers & Constructors Midwest, Inc.             Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Raytheon Infrastructure, Inc.                               New York
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Raytheon Nuclear Inc.                                       Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Raytheon-Ebasco Indonesia Ltd.                              Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Raytheon-Ebasco Overseas Ltd.                               Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Raytheon-Ebasco Pakistan Ltd.                               Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Rust Constructors Puerto Rico, Inc.                         Nevada
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Rust Constructors, Inc.                                     Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Specialty Technical Services Inc.                           Pennsylvania
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Stearns Catalytic Corporation                               Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
United Engineers Far East, Ltd.                             Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
United Engineers International, Inc.                        Pennsylvania
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
United Mid-East, Inc.                                       Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Washington Architects LLC                                   Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Washington Construction Corporation                         Montana
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Washington Contractors Group, Inc.                          Montana
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Washington Demilitarization Company                         Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Washington Electrical, Inc.                                 Nevada
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Washington Engineering Quality Services Corporation         Delaware
(formerly Raytheon Engineering Quality Services
Corporation)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Washington Group International, Inc.                        Ohio
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Washington Group Latin America, Inc. (formerly Raytheon     Delaware
Engineers & Constructors Latin America, Inc.)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Washington Infrastructure Services, Inc.                    Colorado
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Washington International, Inc.                              Nevada
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Washington Ohio Services LLC                                Nevada
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Washington Quality Inspection Company (formerly Raytheon    Delaware
Quality Inspection Company)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Washington Quality Programs Company                         Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Washington-Catalytic, Inc.                                  Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
WCG Holdings, Inc.                                          Montana
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
WCG Leasing, Inc.                                           Montana
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
WGCI, Inc. (formerly Raytheon Constructors International,   Delaware
Inc.)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
WGI Panama Ltd.                                             Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
WGI Trinidad & Tobago Ltd.                                  Delaware
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Yampa Mining Co.                                            Nevada
-------------------------------------------------------------------------------------------------------------------




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